UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2011 (March 4, 2011)

JUMA TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-105778	68-0605151
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

154 Toledo Street
Farmingdale, NY	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 300-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Juma Technology Corp.’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements.” All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Juma Technology Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Juma Technology Corp.’s actual results to differ from management’s current expectations are contained in Juma Technology Corp.’s filings with the Securities and Exchange Commission. Juma undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 1.01.Entry into a Material Definitive Agreement.

On March 4, 2011, the Company entered into the material agreements described in Item 3.02 below. Prior to the entry into of the material agreements described in Item 3.02 below, there was no material relationship between the Company and Vision Opportunity Master Fund, Ltd. and its affiliate, Vision Capital Advantage Fund, LP except to the extent that Vision Opportunity Master Fund, Ltd. had previously provided financings to or entered into transactions in connection with the financings with the Company in August 2007, November 2007, March 2008, June 2008, September 2008, November 2008, February 2009, May 2009, September 2009, December 2009, January 2010,  February 2010, March 2010, April 2010, May 2010, June 2010, August 2010, September 2010, November 2010,  December 2010 and January 2011which financings or transactions were the subject of Current Reports on Form 8-K filed with the Commission on, respectively, August 22, 2007, December 5, 2007, March 13, 2008, June 24, 2008, September 17, 2008, November 19, 2008, February 12, 2009, May 27, 2009, September 30, 2009, December 29, 2009, February 2, 2010, March 2, 2010, April 5, 2010, May 4, 2010, May 26, 2010, June 29, 2010, August 11, 2010, October 4, 2010, November 17, 2010, November 29, 2010, January 4, 2011, and January 20, 2011. In connection with the consummation of the transactions contemplated by the November 2007 financing, an affiliate of Vision Opportunity Master Fund, Ltd. was appointed to the Company’s board of directors in December 2007. Vision Capital Advantage Fund, LP, an affiliate of Vision Opportunity Master Fund, Ltd., is a transferee of a portion of the Company’s securities owned by Vision Opportunity Master Fund, Ltd.

Item 2.03.Creation of a Direct Financial Obligation

On March 4, 2011, the Company entered into agreements that create material direct financial obligations. The agreements are more fully described in Item 3.02 below.

Item 3.02.Unregistered Sales of Securities.

Note and Warrant Purchase Agreement

On March 4, 2011, the Company entered into a Note and Warrant Purchase Agreement (the “Note Purchase Agreement”) with Vision Opportunity Master Fund, Ltd. (the “Purchaser”). A copy of the Note Purchase Agreement is attached hereto as Exhibit 4.1. Under the Note Purchase Agreement, the Company executed and delivered to the Purchaser (a) the Company's $350,000 principal amount, 10% Bridge Note (the “Note”) and (b) a Series A Warrant to purchase an aggregate of 2,333,333 shares of the Company's common stock (the “Warrant”).

The Company anticipates that the proceeds of $350,000 from the sale of the Note and Warrant, net of professional fees of approximately $1,000 incurred in connection with the negotiation, execution, and delivery of the Note Purchase Agreement and Warrant, will be used for general corporate purposes.

The sale of the Note and Warrant was made in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended. In this regard, the Company relied on the representations of the Purchaser contained in the Note Purchase Agreement.

The Note accrues interest at 10% per annum from the date of issuance, which interest is payable in cash at the maturity date, which is the fifth day after demand. The Note does not contain any conversion provisions.  A copy of the Note is attached hereto as Exhibit 4.2.

The Note contains various events of default such as failing to make a payment of principal or interest when due, which if not cured, would require the Company to repay the holder immediately the outstanding principal sum of and any accrued interest on the Note. The Note requires the Company to prepay the Note if certain “Triggering Events” or “Major Transactions” occur while the particular security is outstanding.

The Purchaser was issued a Series A Warrant by the Company for no additional consideration. A copy of the Warrant is attached hereto as Exhibit 4.3. The Warrant entitles the holder thereof to purchase 2,333,333 shares of the Company's common stock at an exercise price of $0.15 per share; the term of the Warrant expires March 31, 2015. The applicable exercise price of the Warrant is subject to adjustment in a manner similar to the adjustments described above.

The holder of the Warrant has agreed to restrict its ability to exercise the Warrant and receive shares of the Company's common stock such that the number of shares of common stock held by the holder and its affiliates in the aggregate after such exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.

The holder of the Series A Warrant has been granted certain piggyback registration rights under the Note Purchase Agreement and Warrant.

Waiver of Price Protection

In addition to the above described Note Purchase Agreement, Note, and Warrant, the Company has entered into an Acknowledgement and Waiver of Anti-Dilution Adjustments (the “Acknowledgement”). Under the Acknowledgement, the Company acknowledged that the price protection provisions of the Series B Preferred Stock were triggered by the issuance of the Series A Warrant.  By agreement, Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, LP, as applicable, agree to waive the price protections of the Series B Preferred Stock.  A copy of the Acknowledgement is attached hereto as Exhibit 4.4.

Item 9.01.Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit Number	Description

4.1	Form of Note and Warrant Purchase Agreement dated as of March 4, 2011 among the Company and the Purchasers Listed on Exhibit A thereto

4.2	Form of 10% Bridge Note

4.3	Form of Series A Warrant

4.4	Form of Acknowledgement and Waiver of Anti-Dilution Adjustments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

JUMA TECHNOLOGY CORP.

By:	/s/ Anthony Fernandez
Anthony Fernandez
Chief Financial Officer

Date: March 9, 2011

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Note and Warrant Purchase Agreement dated as of March 4, 2011 among the Company and the Purchasers Listed on Exhibit A thereto

4.2	Form of 10% Bridge Note

4.3	Form of Series A Warrant

4.4	Form of Acknowledgement and Waiver of Anti-Dilution Adjustments